(GRAPHIC)

                         CAUSEWAY EMERGING MARKETS FUND
                           Institutional Class (CEMIX)
                             Investor Class (CEMVX)

                               SUMMARY PROSPECTUS
                                December 31, 2009

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.causewayfunds.com/ literature.aspx. You can also get this information at no cost by calling 1-866-947-7000 or by sending an e-mail request to causewayfunds@seic.com. The Fund's prospectus and statement of additional information, both dated December 31, 2009, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               INSTITUTIONAL   INVESTOR
                                                   CLASS         CLASS
                                               -------------   --------
Sales Charge (Load) on Purchases and
Reinvested Distributions                            None         None
Deferred Sales Charge (Load)                        None         None
Redemption Fee on shares held less than 60
   days (as a percentage of amount redeemed)        2.00%        2.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
VALUE OF YOUR INVESTMENT)

                                               INSTITUTIONAL   INVESTOR
                                                   CLASS         CLASS
                                               -------------   --------
Management Fees                                    1.00%         1.00%
Other Expenses                                     0.88%         0.88%
   Shareholder Service Fees                        None          0.10%
Acquired Fund Fees and Expenses                    0.01%         0.01%
Total Annual Fund Operating Expenses(1)            1.89%         1.99%
Expense Reimbursement(2)                           0.53%         0.53%
Total Annual Fund Operating Expenses
After Expense Reimbursement                        1.36%         1.46%

----------
(1) "Total Annual Fund Operating Expenses" disclosed above differ from the "Ratio of Expenses to Average Net Assets (Excluding Waivers)" in the financial highlights section of this Prospectus because the financial highlights depict each class's operating expenses and do not include acquired fund fees and expenses.

(2) Under the terms of an expense limit agreement, the Investment Adviser has agreed to reimburse expenses to keep the Fund's "Total Annual Fund Operating Expenses" (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% and 1.60% of the average daily net assets of Institutional Class and Investor Class shares, respectively. The expense limit agreement will remain in effect until January 31, 2011 and may only be terminated earlier by the Fund's Board or upon termination of the Fund's investment advisory agreement.

                                 CAUSEWAY FUNDS

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      ------   -------   -------   --------
Institutional Class    $138      $538     $  968    $2,165
Investor Class         $149      $569     $1,020    $2,271

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund normally invests at least 80% of its total assets in equity securities of companies located in emerging (less developed) markets and other investments that are tied economically to emerging markets. For these purposes, the Investment Adviser considers eligible investments generally to include common stock, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and exchange-traded funds ("ETFs"). The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including forward contracts (including forward foreign currency exchange contracts), swaps, structured instruments (including participation notes, certificates, and warrants), futures, and options contracts.

The Investment Adviser uses a quantitative investment approach to selecting investments for the Fund. The Investment Adviser's proprietary computer model analyzes a variety of fundamental, technical and macroeconomic factors to assist in selecting securities. The model currently is based predominantly on factors that focus on the characteristics of individual securities, such as valuation, earnings growth, and momentum, and to a lesser extent on factors that focus on the characteristics of countries and sectors.

The Fund intends to invest in ten or more emerging markets, and the percentage of the Fund's total assets attributable to any one country is not expected to be greater than the weight of that country in the Morgan Stanley Capital International Emerging Markets Index (the "MSCI EM Index") plus 3 percentage points, or less than the weight of that country in the MSCI EM Index minus 3 percentage points. For these purposes, emerging markets include, but are not limited to, countries included in the MSCI EM Index, which currently are:
Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. In addition, at the discretion of the Investment Adviser, the Fund may invest in the aggregate up to 10% of total Fund assets in emerging markets not included in the MSCI EM Index. The Investment Adviser determines where a company is located, and thus whether a company is located in an emerging market, by referring to: its primary stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its Morgan Stanley Capital International country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.

The Fund generally invests in companies with market capitalizations of US$500 million or greater at the time of investment and may invest in a wide range of industries.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund's investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

The Fund's investments in companies in emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund's securities may be affected

                                 CAUSEWAY FUNDS
by social, political and economic developments and U.S. and foreign laws relating to foreign investment. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund invests in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities.

Data for emerging markets companies may be less available and/or less current than data for developed markets companies. The Investment Adviser will use quantitative techniques to generate investment decisions and its processes and stock selection can be adversely affected if it relies on erroneous or outdated data. In addition, securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factor's historical trends. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value, and can change over time. These changes may not be reflected in the quantitative model.

Some of the Fund's investments may be in smaller capitalization companies. The values of securities of smaller, less well-known companies can be more volatile than those of larger companies and can react differently to company, political, market, and economic developments than the market as a whole and other types of stocks. Smaller companies can have more limited product lines, markets, and financial resources, adding additional risk.

If the Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of the Fund. Derivatives are volatile and involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and basis risk (the risk that the value of the derivative instrument does not react in parallel with the value of the underlying instrument).

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" beginning on page 21 of the Fund's prospectus for more information about the risks associated with the Fund. The Fund may be an appropriate investment if you:

     - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

     - Are seeking to diversify a portfolio of equity securities to include emerging markets securities.

     - Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, and especially emerging markets.

     - Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.

PERFORMANCE

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

INSTITUTIONAL CLASS:

                                  (BAR CHART)

2008   -58.45%
2009    88.10%

During the period shown in the bar chart, the best quarter was 38.15% (6/30/09) and the worst quarter was -31.44% (9/30/08).

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are shown for Institutional Class only; after-tax returns for Investor Class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors

                                 CAUSEWAY FUNDS
who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                  SINCE INCEPTION
INSTITUTIONAL CLASS                     1 YEAR   (MARCH 30, 2007)
-------------------                     ------   ----------------
Fund Returns Before Taxes               88.10%         3.07%
Fund Returns After Taxes
   on Distributions                     86.19%         2.20%
Fund Returns After Taxes on
Distributions and Sale of Fund Shares   57.24%         2.29%
Investor Class
Fund Returns Before Taxes               87.93%         3.05%
MSCI EM Index (reflects no deduction
   for fees, expenses or taxes)         79.02%         5.21%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

Causeway Capital Management LLC

PORTFOLIO MANAGERS

The Fund is managed by the following portfolio managers:

Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served as the Fund's portfolio manager since 2007.

MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served as the Fund's portfolio manager since 2007.

PURCHASE AND SALE OF FUND SHARES: You may purchase or sell (redeem) shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund's website at www.causewayfunds.com (for existing shareholders). Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

Investor Class shares require a $5,000 minimum initial investment ($4,000 for IRAs). Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

                         CAUSEWAY CAPITAL MANAGEMENT LLC

                                    (GRAPHIC)

TAX INFORMATION: Distributions from the Fund are generally taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

                                                                 CCM-SM-002-0100

                                 CAUSEWAY FUNDS